                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             THE DWYER GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            THE DWYER GROUP, INC.
- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

    (3) Filing Party:

    ---------------------------------------------------------------------------

    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                             THE DWYER GROUP, INC.
                         1010 N. University Parks Drive
                               Waco, Texas 76707
                          ____________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1996
                          ____________________________

To the Shareholders of
THE DWYER GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of The Dwyer Group, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 1010 N. University Parks Drive, Waco, Texas, on Thursday June 27, 1996, at 10:00 A.M., local time, for the following purposes:

     (a) To elect seven directors of the Company to serve until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified;

     (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 20, 1996, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available at the meeting for examination by any shareholder.

     It is desirable that as large a proportion as possible of the shareholders' interests be represented at the meeting. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR STOCK WILL BE REPRESENTED. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                        By Order of the Board of Directors

                                              /s/ DINA DWYER-OWENS

                                                DINA DWYER-OWENS
                                                   Secretary


WACO, TEXAS
May 31, 1996

                             THE DWYER GROUP, INC.
                         1010 N. University Parks Drive
                               Waco, Texas 76707


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1996


     This Proxy Statement is furnished to shareholders of The Dwyer Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting
of shareholders to be held on June 27, 1996.    Proxies in the form enclosed, if
properly executed, returned to the Company prior to the meeting, and not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. The approximate date on which this Proxy Statement and the enclosed proxy card will first be sent to the shareholders is May 31, 1996. The enclosed 1995 Annual Report of the Company does not form any part of the proxy solicitation material.


                            OUTSTANDING COMMON STOCK

     The record date for shareholders entitled to vote at the annual meeting is May 20, 1996. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the meeting 7,113,127 shares of Common Stock, $0.10 par value ("Common Stock"), and 122,425 shares of Common Stock were held in the Company's treasury.


                         ACTION TO BE TAKEN AT MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election as directors of the Company of the seven persons named under "Election of Directors"; and (ii) at the discretion of the proxy holders on any other matter or business that may properly come before the meeting or any adjournment thereof. Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies in their discretion. The directors do not know of any such other matter or business.

     To be elected a director, each nominee must receive a plurality of all the votes cast at the meeting for the election of directors. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.


                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name at the close of business on the record date. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal other than the election of directors as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of March 31, 1996 the number of shares of Common Stock of the Company beneficially owned by (1) each person or group known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each director and each nominee for director, (3) the Company's Chief Executive Officer and each of the Company's two other most highly compensated executive officers, and (4) all directors and officers as a group. Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to such Common Stock.

NAME AND ADDRESS          BENEFICIAL OWNERSHIP(1)
  OF BENEFICIAL           -----------------------      NUMBER
     OWNER                                            OF SHARES     PERCENT (2)
- ----------------                                     ----------     -----------

Estate of Donald J. Dwyer/(3)(4)/...................  4,610,920        64.0%

Dina Dwyer-Owens/(3)(5)/............................      2,913           *

Robert Tunmire/(3)(6)/..............................     49,707           *

Donald J. Dwyer, Jr./(3)(7)/........................  4,617,520        64.1%

Theresa Dwyer/(3)(7)/...............................  4,612,220        64.0%

John Hayes/(8)/.....................................     20,250           *

James Sirbasku/(9)/.................................     15,000           *

Donald E. Latin/(10)/...............................     12,000           *

John Appel/(3)(11)/.................................     20,000           *

Paul Woody /(3)(12)/................................      6,900           *

Steve Beatty /(3)(13)/..............................      2,500           *

Renaissance Capital Growth & Income Fund III/(14)/..    576,400         8.1%

All officers and
directors as a group
(nine persons)/(15)/................................  4,748,090        65.0%

- -------------------

*    Less than 1%.

(1) Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable or exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Based on a total of 7,113,127 shares of Common Stock outstanding prior to the exercise of any outstanding options or warrants.

(3) The principal business address of each of these individuals is c/o the Company, 1010 N. University Parks Drive, Waco, Texas 76707.

(4) Mr. Dwyer, former Chairman of the Board, President and CEO of the Company, died December 4, 1994. The number of shares beneficially owned includes the 90,000 Option Shares (held by Mr. Dwyer's estate), currently exercisable pursuant to a Stock Option Agreement dated April 28, 1989, and 244,700 shares of Common Stock owned by another stockholder of the Company in connection with which Mr. Dwyer's estate has sole voting power pursuant to a Shareholder Voting, Proxy and Stock Sale Agreement between Mr. Dwyer and such stockholder. It also includes 340,300 of Mr. Dwyer's shares of Common Stock which are being held in escrow GBS's achievement of certain pre-tax income levels. Mr. Dwyer's estate retains voting power in connection with such shares. Theresa Dwyer and Donald J. Dwyer, Jr. serve as Co-Executors of the Estate of Donald J. Dwyer.

(5) Includes 1,500 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option.

(6) Includes 30,101 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option.

(7) Includes 4,610,920 shares of Common Stock beneficially held by the Estate of Donald J. Dwyer. Theresa Dwyer and Donald J. Dwyer, Jr. serve as Independent Co-Executors of the Estate of Donald J. Dwyer, and as such, share voting and disposition power with respect to such shares and may be deemed to beneficially own such shares.

(8) Includes 20,000 shares of Common Stock now exercisable or exercisable within 60 days pursuant to options granted Mr. Hayes. The principal business address of Mr. Hayes is 6612 Dupper Court, Dallas, Texas 75252.

(9) Includes 10,000 shares of Common stock now exercisable or exercisable within 60 days pursuant to options granted Mr. Sirbasku. The principal business address of Mr. Sirbasku is 5205 Lakeshore Drive, Waco, TX 76710.

(10) Includes 10,000 shares of Common Stock now exercisable or exercisable within 60 days pursuant to options granted Mr. Latin. The principal business address of Mr. Latin is 600 N. Pearl Street, Suite 2250; Dallas, TX 75201.

(11) Includes 20,000 shares of Common Stock now exercisable or exercisable within 60 days under Incentive Stock Options.

(12) Includes 900 shares of Common Stock owned by an employee profit sharing plan of Mr. Woody's GBS franchise business and for which Mr. Woody is Trustee. Also includes 5000 shares of Common Stock now exercisable or exercisable within 60 days under Incentive Stock Options.

(13) Includes 2,500 shares of Common Stock now exercisable or exercisable within 60 days under Incentive Stock Options.

(14) The principal business address of Renaissance Capital Growth & Income Fund III, Inc. is c/o Renaissance Capital Group, Inc., 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(15) Includes 99,101 shares of Common Stock now exercisable or exercisable within 60 days under Incentive and Non-Incentive Stock Options and 90,000 Option Shares exercisable under a non-Option Plan stock option.

                             ELECTION OF DIRECTORS

     Seven directors are to be elected at the annual meeting. Directors are elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Shareholders are not permitted to cumulatively vote their shares in connection with the election of directors.

NOMINEES FOR DIRECTOR

     Set forth below is certain information concerning the persons nominated for election as directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE
NOMINEES.

     Theresa Dwyer, age 61 has been Chairperson of the Board of Directors since July 1995 and Director of the Company since December 1994. She has been the majority stockholder and President of the following privately held companies:
Worldwide Cabinet Systems, Inc.; Worldwide Refinishing Systems, Inc.; Worldwide Whirlpool Systems, Inc.; Worldwide Franchise Consultants, Ltd.; Aames Auto Leasing, Inc.; and Sun Screen of Austin, Inc. since December 1994. She also serves as Vice President of Worldwide Supply, Inc., and Secretary of Dwyer Real Estate and Development, Inc. Mrs. Dwyer serves as Co -Executrix of the Estate of Donald J. Dwyer. Prior to December 1994 Mrs. Dwyer was self-employed.

     Robert Tunmire, age 37, has been President of the Company since December 1994 after serving as Executive Vice President since June 1993. Mr. Tunmire served as President of the Company, then operating as Mr. Rooter Corporation, from January 1992 through May 1993, after serving from May 1989 as Director and Executive Vice President. Mr. Tunmire currently serves as President of the following subsidiaries of the Company: Mr. Rooter Corporation, Mr. Electric Corp. and Aire Serv Heating & Air Conditioning, Inc. From December 1980 until May 1989, Mr. Tunmire had been employed by Rainbow International Carpet Dyeing & Cleaning Co., a subsidiary of the Company, most recently as Executive Vice President of Franchise Counseling. Mr Tunmire has approximately 20 years experience in the franchising industry.

     Dina Dwyer-Owens, age 33, has been Vice President of Operations since September 1995 after serving as Co-Chair of the Board of Directors from December 1994 to July 1995, and has been a Director and Secretary of the Company since May 1989. Ms. Dwyer-Owens has been employed by Dwyer Real Estate and Development, a real estate concern located in Waco, TX since June 1981, most recently as President. She also serves as Director to Rainbow and Mr. Rooter.

     Donald J. Dwyer, Jr., age 31, has served as a Director since May 1989. Mr. Dwyer is currently employed by the Company as Director of International Marketing. He previously served as Director of International Marketing for Rainbow from 1987 to 1994. Mr. Dwyer serves as Co - Executor of the Estate of Donald J. Dwyer.

     James L. Sirbasku, age 57, has served as a Director since July 1994. He has served as Chairman and Chief Executive Officer of Profiles International, Inc., an international company providing pre-employment evaluation systems, since March 1991. From 1980 to 1991, Mr. Sirbasku served as President of SMI International, Inc., a company specializing in franchising businesses.

     John P. Hayes, age 46, has served as a Director since July 1994. He founded and has served as President of The Hayes Group, Inc., since 1987. The Hayes Group, Inc. is an international marketing and promotion company specializing in franchised businesses.

     Donald E. Latin, age 65, has served as a Director since July 1995. He founded and, since 1986, has served as President of D. Latin and Company, Inc., a corporate consulting and service company which provides such corporate finance services as: the raising of capital, mergers and acquisitions, valuation of businesses, fairness opinions, and other financial advisory services.

     Donald J. Dwyer, Jr. and Dina Dwyer-Owens are the son and daughter, respectively, of Theresa Dwyer.


                                  MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

     Name                                  Position
     ----                                  --------

     Theresa Dwyer (1)              Chairperson of the Board of Directors

     Robert Tunmire (2)             President and Chief Executive Officer

     Dina Dwyer-Owens (3)           Vice President of Operations and Secretary

     John Appel                     Vice President

     Stephen E. Beatty              Treasurer and Chief Financial Officer



     (1) Information concerning the business experience of Mrs. Dwyer is provided under the section entitled "Election of Directors".

     (2) Information concerning the business experience of Mr. Tunmire is provided under the section entitled "Election of Directors".

     (3) Information concerning the business experience of Mrs. Owens is provided under the section entitled "Election of Directors".

     John Appel, age 55, and who has over 25 years of franchising experience, has served as Vice President of the Company since December 1994. Mr. Appel served as President of Rainbow from February 1, 1992 through June 1995. Before coming to Rainbow, he served for seven years as President of Leadership Management, Inc., a company specializing in franchising businesses, and prior to that he was employed by Success Motivation Institute, Inc., a franchising company, most recently as Vice President of Franchising.

     Stephen E. Beatty, age 45, has served as the Company's Treasurer and Chief Financial Officer since December 1994. He previously served as Controller of the Company from April 1993 to December 1994. Prior to that time, Mr. Beatty served as Controller for Gulf Stream Coach, Inc., a company that manufactures recreational vehicles from August 1991 to April 1993. Mr. Beatty served as Treasurer and Vice President of Finance for SMI International, Inc., a company specializing in franchising businesses, from April 1987 to June 1991. Mr. Beatty previously served as Controller and Treasurer of SMI International, Inc. from April 1986 to April 1987, and Controller from October 1983 to April 1986.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following information sets forth compensation earned by the Company's Chief Executive Officer and all other of its executive officers whose annual compensation exceeded $100,000 for services rendered for the Company and its Subsidiaries during the fiscal years indicated:


                                                                 LONG TERM
                                                               COMPENSATION

      NAME AND                                                    STOCK/
  PRINCIPAL POSITION      YEAR       SALARY         BONUS         OPTIONS
  ------------------      ----       ------         -----         -------

Robert Tunmire,           1995     $196,414/(1)/   $20,779        100,000
     President & CEO      1994     $158,780/(1)/   $88,756             --
                          1993     $145,300/(1)/   $55,649             --

John Appel,
     Vice President       1995     $123,882        $21,389             --
                          1994     $123,059        $23,474             --
                          1993     $135,107        $ 4,788         25,000

Stephen Beatty/(2)/       1995     $ 85,829        $15,000         12,500
     Treasurer & CFO      1994     $ 51,544        $15,000             --

Paul Woody/(3)/           1995     $115,385        $28,846         25,000

- -------------------

(1)  Includes salary of $189,164 in 1995, $62,500 in 1994, and $74,500 in 1993
     and commissions from franchise sales of $7,250 in 1995, $96,280 in 1994, and $70,800 in 1993.

(2) Mr. Beatty was appointed Treasurer and Chief Financial Officer of the Company effective December 19, 1994.

(3)  Mr. Woody was appointed President of GBS and EKW effective June 1, 1995.

     Employment Agreement. GBS has a written employment agreement dated June 1, 1995 with Paul Woody, President of GBS, which extends through May 31, 2000. Mr. Woody receives a base salary of $200,000 per year, and a bonus equal to the greater of $50,000 or five percent (5%) of GBS' annual net income. In addition, pursuant to the agreement, GBS pays the cost of Mr. Woody's family health insurance and his individual disability and life insurance coverages.

OPTION GRANTS DURING 1995 FISCAL YEAR

     The following table sets forth information regarding options granted to the named executive officers during the fiscal year ended December 31, 1995:

                       Option Grants in Last Fiscal Year

                                          PERCENT OF TOTAL
                        NUMBER OF        OPTIONS GRANTED TO     EXERCISE
                  SECURITIES UNDERLYING       EMPLOYEES          OR BASE   EXPIRATION
     NAME            OPTIONS GRANTED       IN FISCAL YEAR         PRICE       DATE
     ----         ---------------------  ------------------     --------   ----------
Robert Tunmire           100,000                 55%               2.50       (2)

Stephen Beatty            12,500                  7%              2.625       (2)

John Appel                    --                 --                  --       ---

Paul Woody                25,000                 14%              3.375       (2)

- -------------------

(2) The Incentive Stock Option Agreements do not contain a specific option expiration date. In addition, incentive options whether or not then exercisable, terminate immediately upon termination of employment for cause. If an employee's termination is not for cause, the employee has the right to exercise stock options, to the extent exercisable at the date of cessation of employment, at any time within 30 days of that employment cessation date. Pursuant to the 1986 Stock Option Plan, no Incentive Option granted shall be exercisable after 10 years from the date the option is granted.

     The following table shows option exercises during the year ended December 31, 1995 and the value of unexercised options at December 31, 1995 for the named executive officers who exercised options during 1995 or who had unexercised options at December 31, 1995.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                                          NUMBER OF
                                                                         SECURITIES              VALUE OF
                                                                         UNDERLYING          UNEXERCISED IN-
                                                                        UNEXERCISED             THE-MONEY
                                                                     OPTIONS AT FISCAL      OPTIONS AT FISCAL
                                                                          YEAR END              YEAR END
                                    SHARES ACQUIRED                    (EXERCISABLE/          (EXERCISABLE/
            NAME                      ON EXERCISE    VALUE REALIZED    UNEXERCISABLE)       UNEXERCISABLE)(1)
            ----                    ---------------  --------------  -------------------  ----------------------
Donald J. Dwyer                                  --              --          90,000/-0-         $180,000/-0-
Estate(2)/(2)/

Robert Tunmire                                1,000          $1,640         130,101/-0-         $ 90,937/-0-

John Appel                                       --              --       15,000/10,000              -0-/-0-

Stephen Beatty                                   --              --          -0-/12,500           -0-/$4,688

- -------------------

(1) The closing price of the Common Stock on December 31, 1995 was $3.00 per share.
(2) Mr. Dwyer assigned 295,000 of the 385,000 remaining unexercised options to purchase shares of the Company's Common Stock ( which options are governed by that certain Stock Option Agreement dated between Mr. Rooter Corporation (now The Dwyer Group, Inc). and Donald J. Dwyer) to a bank.

Compensation of Directors
     Directors are not compensated for their attendance at meetings, but the Company reimburses the directors for expenses incurred by them in attending the meetings.

                             CERTAIN TRANSACTIONS

     The Company currently leases its principal executive and administrative facilities from the majority stockholder, under various leases expiring at various times through October 31, 2001 requiring total monthly lease payments of $31,417. In addition to rent, the Company receives repairs and maintenance, promotional materials and other services from entities controlled by its majority stockholder. The Company expensed $618,106 for these rents and services in 1995, $845,554 in 1994 and $378,648 in 1993.

     The Company recognized income from related parties for accounting, legal and administrative services, interest income, product sales commissions and management fees totaling $554,116 in 1995, $505,966 in 1994 and $316,265 in
1993.

     In addition, from time to time, the Company and its affiliates have made advances to each other, which generally have not had specific repayment terms and have been reflected in the Company's financial statements as accounts receivable or payable from related parties. These advances typically result from the payment of an invoice by one entity for services or items performed or delivered on behalf of the Company and one or more of its affiliates. The company that pays the invoice is eventually reimbursed by the other companies for the appropriate amount based on a pro rata allocation of the services provided to each company.

     In 1982 and 1984, Rainbow guaranteed the repayment of approximately $1,500,000 of Mr. Donald Dwyer's personal indebtedness evidenced by industrial revenue bonds ("IRB's") in connection with Mr. Dwyer's improvements to certain real estate holdings, including the building of office facilities occupied by the Company and certain other companies.

     At the time of Mr. Dwyer's death in December 1994, life insurance with a face a value of approximately $1,050,000 was owned by Rainbow. Rainbow had outstanding loans against the value of the policy for $136,000. Therefore, upon the death of Mr. Dwyer in December 1994, the Company recorded income from the insurance proceeds of $914,000. The Company received $50,000 of life insurance proceeds in December 1994. Part of the remaining $864,000 proceeds of this insurance were pledged to the lender of the IRB's to secure Rainbow's guaranty. Proceeds of $864,000 were directed to Mr. Dwyer's estate and were utilized to pay down the IRB's and also Housing Finance Revenue Bonds for which the remainder of the insurance proceeds are assigned for the benefit of the estate. As such, the Company in December 1994 recorded a note receivable from Mr. Dwyer's estate in the same amount. This $864,000 note was paid in full during 1995, including $34,087 of interest.

     The Company, beginning June 1995, agreed to pay an independent director $2500 per month for investment banking consulting services. In addition, in August 1995 the Company entered into a consulting agreement with another independent director, to provide consulting services regarding public relations, marketing and special projects for the company. During 1995 the Company expensed approximately $108,000 for these public relations and marketing services.

     In December 1994 the Company, along with selected related parties, agreed to convert $661,597 of related party accounts receivable and accounts receivable from affiliates to interest bearing (9%) notes receivable. These notes are payable in full by December 1999. In total, accounts and notes receivable from related parties and officers (current and long-term) decreased approximately $421,000, to $1,576,348 at December 31, 1995 when compared to December 31, 1994.

     In February 1995, the Dwyer Group, Inc reached an agreement with the estate of the late Donald J. Dwyer, Sr. regarding resolution of the discrepancy between the amount of life insurance on Mr. Dwyer's life which had been reported and that which was actually in force. The face amount of life insurance on Mr. Dwyer's life in force at the time of his death was less than the $2,000,000 of life insurance in force as stated at the time of the July 19, 1994 offering of Common Stock. The life insurance in force at the time of Mr. Dwyer's death was $1,050,000, a portion of which ($136,000) had been borrowed against for the benefit of a wholly-owned subsidiary of the Company, which owned the policies. On February 10, 1995 the estate executed a promissory note in the amount of $950,000 bearing interest of 9% per annum payable February 9, 1997 resolving the discrepancy of life insurance in force and life insurance previously reported to be in force on Mr. Dwyer's life. This transaction was recorded in February 1995 as an additional capital contribution and as a note receivable. The note receivable has been classified as a reduction in stockholders' equity. During 1995 the estate paid principal and interest in the amount of $531,103 and $65,355, respectively. Therefore, at December 31, 1995, the remaining unpaid principal balance and accrued interest receivable were $418,896 and $4,751, respectively.

                     COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to the fiscal year ended December 31, 1995, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than ten percent of a registered class of the Company's equity securities have been complied with, except that during fiscal 1995, Mr. Tunmire was late in filing three reports required pursuant to Section 16(a). In addition, Messrs. Beatty, Dwyer and Hayes and Ms. Dwyer and Ms. Dwyer-Owens were late in filing two reports required pursuant to Section 16(a). Messrs. Appel and Sirbasku also were late in filing one report required pursuant to Section 16(a). No other officer, director or ten percent shareholder was late in filing his or its reports pursuant to Section 16(a).


                          BOARD OF DIRECTORS MATTERS

     The Board of Directors met 4 times during the fiscal year ended December 31, 1995 and took action by written consent 25 times. All directors attended each of the called meetings. The Audit Committee met two times during the fiscal year ended December 31, 1995.


                    RELATIONSHIP WITH INDEPENDENT AUDITORS

     Coopers & Lybrand served as the independent auditors of the Company since July 31, 1995.

                            SHAREHOLDERS' PROPOSALS

     Any proposals that shareholders of the Company desire to have presented at the 1996 annual meeting of shareholders must be received by the Company at its principal executive offices no later than March 31, 1997.


                                 MISCELLANEOUS

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors and regular officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.



                                     By Order of the Board of Directors

                                          /s/ DINA DWYER-OWENS

                                              DINA DWYER-OWENS
                                                 Secretary

Waco, Texas
May 31, 1996

                             THE DWYER GROUP, INC.

The undersigned hereby (i) acknowledges receipt of the Notice dated May 31, 1996, of the Annual Meeting of Shareholders of The Dwyer Group, Inc. (the "Company") to be held at the Company's offices located at 1010 N. University Parks Drive, Waco, Texas on Thursday, June 27, 1996, at 10:00 A.M., local time, and the Proxy Statement in connection therewith; and (ii) appoints Dina Dwyer-Owens his proxy with full power of substitution, for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

(a) Proposal to elect the seven directors to serve until the next annual meeting of the shareholders or until their respective successors are elected and qualified.

     [ ] FOR all nominees listed below   [ ]  WITHHOLD AUTHORITY to vote
         (except marked to the contrary)      as for all nominees listed below

Directors:  Donald J. Dwyer, Jr., Theresa Dwyer, Dina Dwyer-Owens, John P.
            Hayes, Don Latin, James L. Sirbasku, and Robert Tunmire

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

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(b)  In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.
                    ---

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                Dated:
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                Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the Proxy should be signed by a duly authorized officer.

                Please date, sign and mail this proxy card in the enclosed envelope. No postage is required.